UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant
[ ] Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Material under ss. 240.14a-12

                             REPUBLIC FIRST BANCORP
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

          N/A

     (2) Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4) Proposed maximum aggregate value of transaction:

          N/A

     (5) Total fee paid:

          N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form,  Schedule or Registration  Statement No.: 3) Filing Party: 4) Date
     Filed:

                                 [LOGO EMITTED]




                                                                  March 26, 2004



Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 27, 2004, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102.

         It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.
      Enclosed with your proxy materials is a copy of our 2003 Annual Report to shareholders and Form 10-K.

      We look forward to seeing you at the meeting.

                                   Sincerely,




                                   /s/ Harry D. Madonna
                                   --------------------
                                   Harry D. Madonna
                                   Chairman of the Board
                                   Chief Executive Officer

                          REPUBLIC FIRST BANCORP, INC.

                               1608 Walnut Street

                        Philadelphia, Pennsylvania 19103

                             _______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004

                             _______________________

TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN THAT the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Company") will be held on Tuesday, April 27, 2004, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102 to consider and act upon:

              1. The election of one (1) Class II Director and three (3) Class III Directors of the Company; and

2. The transaction of such other business as properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

      Shareholders of record of the Company at the close of business on March 16, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

      All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Company in the enclosed envelope, which requires no postage if mailed in the United States.

March 26, 2004                     Sincerely,





                                   /s/ Robert A. Dobie
                                   -----------------------
                                 Robert A. Dobie
                                   Senior Vice President
                                   and Corporate Secretary

IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                             ______________________

                                                TABLE OF CONTENTS
                                             ______________________

                                                                                                         Page
     General Information.............................................................................         1
     Voting and Revocability of Proxies..............................................................         1
     Solicitation of Proxies.........................................................................         2
     Voting Securities, Quorum and Required Vote.....................................................         2
     Shareholder Communications With Directors.......................................................         2
     Election of Directors...........................................................................         3
     Director Nominees...............................................................................         3
     Continuing Directors ...........................................................................         4
     Committees of the Board of Directors ...........................................................         4
     Meetings of the Board and Committees  ..........................................................         6
     Executive Officers .............................................................................         6
     Recommendation of the Board of Directors........................................................         6
     Executive Compensation..........................................................................         7
     Employment Agreements and Change in Control Agreements..........................................         7
     Option Grants in Last Fiscal Year...............................................................         8
     Aggregate Option Exercises for the Year Ended December 31, 2003, and Fiscal
     Year End Option Values..........................................................................         9
     Equity Compensation Plan Information............................................................         9
     Compliance with Section 16(a) of the Exchange Act...............................................        10
     Code of Ethics..................................................................................        10
     Stock Performance Graph.........................................................................        11
     Audit Committee Report to Shareholders..........................................................        12
     Report of the Compensation Committee ...........................................................        14
     Security Ownership of Certain Beneficial Owners and Management..................................        16
     Certain Relationships and Related Transactions..................................................        17
     Principal Accounting Fees and Services..........................................................        18
     Audit Committee Pre-Approval Procedures.........................................................        18
     Shareholder Proposals and Nominations for the Year 2005 Annual Meeting..........................        19
     Annual Report and Form 10-K.....................................................................        20
     Other Matters ..................................................................................        20
     Audit Committee Charter ........................................................................       A-1
     Nominating Committee Charter....................................................................       B-1

                          REPUBLIC FIRST BANCORP, INC.

                               1608 Walnut Street

                        Philadelphia, Pennsylvania 19103



                         ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, April 27, 2004

                             ______________________

                                 PROXY STATEMENT

                             ______________________



General Information

      This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Company") of proxies in the enclosed form for use at the 2004 Annual Meeting of Shareholders of the Company to be held on Tuesday, April 27, 2004, at 4:00 p.m., Philadelphia time, at the Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102 (such meeting and any adjournment(s) or postponement(s) thereof are herein referred to as the "Annual Meeting"). This Proxy Statement is first being given or sent to shareholders of the Company on or about March 26, 2004.

Voting and Revocability of Proxies

      Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

      Any shareholder who executes and returns a proxy card may revoke it at any time before it is voted by delivering to Robert A. Dobie, Senior Vice President and Corporate Secretary of the Company, at the principal executive offices of the Company at 1608 Walnut Street, Philadelphia, PA 19103, a written instrument revoking the proxy, a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

      Your proxy is being solicited by the Board of Directors of the Company for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Company. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, and employees of the Company. Such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Voting Securities, Quorum and Required Vote

      As of the close of business on March 16, 2004, the record date for voting at the Annual meeting ("the Record Date"), there were 6,533,238 outstanding shares of common stock, par value $0.01 per share, of the Company. Holders of common stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting.

      The presence in person or by proxy of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for the purpose of conducting business at the Meeting. For the purpose of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (shares held by brokers on behalf of their customers which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.

      The four nominees for directors receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected.

Shareholder Communications With Directors

         The Company does not have formal procedures for shareholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary at Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103, with a request to forward the same to the intended recipient. In general, all shareholder communication delivered to the Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder's instructions. However, the Corporate Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

         The Company encourages all incumbent directors and nominees for election as director to attend the Annual Meeting. All directors attended the Annual Meeting in April 2003.

                                   PROPOSAL 1

                         ELECTION OF BOARD OF DIRECTORS


         The Company's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than five directors and not more than 25 directors.

         The Board of Directors of the Company currently consists of seven directors divided into three classes. Currently, the Class I directors are Harry
D. Madonna, Kenneth J. Adelberg and William W. Batoff; the Class II directors are Robert J. Coleman and Harris Wildstein, Esq.; and the Class III directors are Neal I. Rodin and Steven J. Shotz.

         The Class I directors will hold office until the Company's annual meeting for fiscal year end 2004 and the Class II directors will hold office until the Company's annual meeting for fiscal year end 2005. All directors will hold office until the annual meeting of shareholders at which their terms expire and the elections and qualification of their successors.

         The Company recently increased the size of the Board of Directors to nine and has nominated Lyle W. Hall, Jr. and Barry L. Spevak to fill the vacancies caused by such increase. The Board has nominated Lyle W. Hall, Jr. to serve as a Class II director whose term will expire in 2006, and has nominated Neal I. Rodin, Steven J. Shotz and Barry L. Spevak to serve as Class III directors, each of whose terms will expire in 2007. All of the director nominees have agreed to stand for election. Assuming election of all nominees, a majority of the Company's Board of Directors will be independent, as defined by the Rules of the Nasdaq Stock Market.

Director Nominees

         The following individuals have been nominated for election to the Board of Directors to serve until the end of their respective terms or until his successor is elected and qualified:

         Neal I. Rodin, age 59, has been a Director of the Company and the PA Bank since 1988. Mr. Rodin has been the Managing Director of The Rodin Group, an international real estate investment company, since 1988, and has been the President of IFC, an international financing and investing company, since 1975.

         Steven J. Shotz, age 59, has been a Director of the Company and the PA Bank since 1988 and the DE Bank since 1999, and has been the President of Quantum Group, Inc., a venture capital fund, since 1995.

         Barry L. Spevak, age 43, has been a partner with Miller Downey Spevak Kaffenberger, Limited, a certified public accounting firm, since 1991.

         Lyle W. Hall, Jr., age 59, has been the President of Deilwydd Partners, a real estate development company, since 1987. Prior to that, Mr. Hall was the Executive Vice President and Director of Butcher & Company, a real estate investment company. Mr.

Hall is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

         Each of Messrs. Rodin, Shotz, Spevak and Hall has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Company expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election or service as a Director. If any of the nominees becomes unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend.

Continuing Directors

         The following individuals will continue to serve as directors of the Company until the end of their respective terms or until his successor is elected and qualified:

         Harry D. Madonna, age 61, has been the Chairman and Chief Executive Officer of the Company and Chairman of the PA Bank since 1988 and has been Chairman of the DE Bank since 1999. He has been President and Chief Executive Officer of the DE Bank since January, 2002. Mr. Madonna has been Of Counsel to Spector Gadon & Rosen, P.C., a general practice law firm located in Philadelphia, Pennsylvania, since January 2002, and, prior to that, was a Partner of Blank Rome Comisky & McCauley LLP, a general practice law firm located in Philadelphia, Pennsylvania, since 1980.

         Kenneth J. Adelberg, age 51, has been a Director of the Company and the PA Bank since 1988 and the DE Bank since 1999, and has been the President of HiFi House Group of Companies, a corporation specializing in audio & video electronics, since 1976.

         William W. Batoff, age 69, has been a Director of the Company and the PA Bank since 1988 and the DE Bank since 1999 and has been the Managing Director of William W. Batoff Associates, a government relations consulting firm, since 1996. Mr. Batoff has been a Senior Consultant of Cassidy & Associates, a government relations consulting firm, since 1972, and has been the sole proprietor of Batoff Enterprise Real Estate, a real estate brokerage and management company, since 1975.

         Robert J. Coleman, age 67, has been a Director of the Company since April, 2003 and has been the Chairman & Chief Executive Officer of Marshall, Dennehey, Warner, Coleman & Goggin, a defense litigation law firm, since 1974.

         Harris Wildstein, Esq., age 58, has been a Director of the Company and the PA Bank since 1988 and the DE Bank since 1999. Mr. Wildstein has also been the Vice President of R&S Imports, Ltd., an automobile dealership since 1977 and President of HVW, Inc., an automobile dealership, since 1982.

Committees of the Board of Directors.

         The Company's Board of Directors has organized standing Executive, Audit, Nominating and Compensation and Option Committees.

         Audit Committee. Assuming they are elected as Directors of the Company, Messrs. Hall, Rodin and Batoff will serve as members of the Audit Committee. Mr. Hall is an "audit committee financial expert" as that term is defined in Item 401(h) of

Regulation S-K promulgated under the Securities Act of 1933, as amended, and is "financially sophisticated," as that term is defined under the rules of the Nasdaq Stock Market. The Audit Committee provides general financial oversight over financial reporting and the adequacy of the Company's internal controls through meetings with the Company's management and its independent auditors. All members of the Audit Committee are independent, as defined by the rules of the Nasdaq Stock Market. The Audit Committee held four meetings during 2003. A copy of the charter of the Audit Committee is attached hereto as Appendix A.

         Compensation and Option Committee. Assuming they are elected as Directors of the Company, Messrs. Hall, Spevak and Batoff will serve as members of the Compensation and Option Committee. The Compensation and Option Committee is authorized to grant options including the evaluation of executive management's performance and approve compensation arrangements for the Company's Chief Executive Officer. All members of the Compensation and Option Committee are independent, as defined by the Rules of the Nasdaq Stock Market. The Compensation and Option Committee held two meetings in 2003.

         Nominating Committee. Assuming they are elected as Directors of the Company, Messrs. Hall, Spevak and Batoff will serve as members of the Nominating Committee. All members of the Nominating Committee are independent, as defined by the Rules of the Nasdaq Stock Market. The Nominating Committee held one (1) meeting during the prior fiscal year. A copy of the charter of the Nominating Committee is attached hereto as Appendix B.

         The Nominating Committee oversees the composition and operation of the Company's Board, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of shareholders, and filling vacancies occurring between annual shareholder meetings. It identifies director candidates by considering the recommendations of the Company's directors, executive officers and shareholders, as well as those of experts and consultants of the Company. The Nominating Committee evaluates each candidate's background and experience as well as the candidate's ability to act in the best interest of the Company's shareholders, analyzing such qualities as the candidate's accomplishments, business experience and acumen, honesty and integrity. Messrs. Hall and Spevak, the Company's non-incumbent director nominees, were recommended to the Company by shareholders and the other directors.

         The Nominating Committee will consider director nominees recommended by security holders for nomination for election at the annual meetings of the Company's shareholders. The procedures for submitting such nominations are described below under "Shareholder Proposals and Nominations for the 2005 Annual Meeting."

         Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Chairman); Adelberg; Rodin; Shotz; and Wildstein. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Company's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held three meetings during 2003.

Meetings of the Board and Committees.

         During 2003, the Company's Board of Directors held seven full Board meetings. All of the directors attended at least 75% of all of the meetings of the Board of Directors and the meetings of all committees of the Board on which such director served. Employee directors receive no additional compensation for board meeting attendance. Non-employee directors receive a $4,000 quarterly retainer and $500 for each Company or Bank board or committee meeting attended, except audit committee attendance is paid at $1,000 per meeting with the committee chairman receiving $1,500. During 2003, directors were eligible for stock option grants based on the amount of loans and "core" deposits generated by such directors. In 2003, the Company granted options to purchase 20,000 shares to Messrs. Adelberg and Wildstein and options to purchase 17,000 shares to Mr. Shotz.

Executive Officers

         The following sets forth certain information regarding the executive officers of the Company. Information pertaining to Harry D. Madonna, who is both a director and executive officer of the Company, may be found in the section entitled "Continuing Directors."

Robert D. Davis, age 56, has been the President, Chief Executive Officer and Director of the PA Bank since 1999. Prior to that, Mr. Davis served as the Regional President of Mellon PSFS, a commercial bank, from 1995 until 1999.

         Louis J. DeCesare, age 44, has been the Executive Vice President and Chief Lending Officer of the PA Bank since November, 2003. Prior to that, Mr. DeCesare served as a Vice President of Commercial Lending of Commonwealth Bank from 1998 until 2002. He was Regional Vice President of Commerce Bank from 1994 to 1998.

         Edward C. Haluska, age 33, has been the Executive Vice President of the DE Bank since 1999. Prior to that, Mr. Haluska served as the Assistant Vice President of PNC Bank, Corporate Banking from 1993 until 1999.

         Paul Frenkiel, age 51, has been the Chief Financial Officer of the Company, the PA Bank and the DE Bank since November, 2000, and has been a Director of the Delaware Bank since January, 2002. Prior to that, Mr. Frenkiel served as the Chief Financial Officer JeffBanks Inc., a bank holding company, from 1987 until April, 2000.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

Executive Compensation

         The following table shows the annual compensation of the Chief Executive Officer of the Company, PA Bank and the DE Bank and the Company's four most highly compensated executive officers for the fiscal years 2003, 2002 and 2001. No executive officer who would otherwise have been includable in such table on the basis of compensation for fiscal year 2003 has been excluded by reason of his or her termination of employment or change in executive status during the fiscal year.

                                    SUMMARY COMPENSATION TABLE

                                          Annual Compensation            Long-Term Compensation
                                                                                        Underlying
Name & Principal Position               Year           Salary              Bonus         Options
                                                         ($)                ($)             (#)
_______________________________       ______       ___________          ________         ________
Harry D. Madonna (1)                    2003           330,000            82,500           17,000
Chief Executive Officer and             2002           300,000                --           16,000
President of the Company                2001                --                --           16,000
and the DE Bank

Robert D. Davis (2)                     2003           269,870                --           11,667
Chief Executive Officer                 2002           245,423            35,000           11,667
and President of the PA Bank            2001           201,673            50,000               --

Louis J. DeCesare                       2003           117,500            20,000           14,500
Executive Vice President and            2002            91,115             7,500            3,000
Chief Lending Officer of the            2001            57,560             5,000            3,000
PA Bank

Paul Frenkiel                           2003           162,923             8,000               --
Executive Vice President and            2002           140,000            20,000               --
Chief Financial Officer of the          2001           140,000            15,000           30,000
Company and the Banks

Edward C. Haluska                       2003           145,000            75,000           15,000
Executive Vice President,               2002           109,406                --           15,000
National Consumer Lending               2001           109,406            35,000               --


Employment Agreements and Change in Control Agreements

(1) Harry D. Madonna currently serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company and the DE Bank under the terms of an Agreement (the "Madonna Agreement") effective January 1, 2002, at an annual base salary of $300,000 increasing 10% per annum on the second and third anniversary dates. The Company or Mr. Madonna may terminate the agreement after three years or at any time for cause. Mr. Madonna is also eligible to receive an annual bonus of at least twenty-five (25) percent of his then annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain hostile fundamental changes in the Company, as set forth in the Company's policies, Mr. Madonna will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence in addition to his employment contract severance equal to up to 12 months base salary following termination of employment agreement. The Madonna Agreement provides




                                        7

         for the non-disclosure by Mr. Madonna of confidential information acquired by him in the context of his employment with the PA Bank and the Company.

(2) Robert D. Davis currently serves as President and Chief Executive Officer of the PA Bank, under the terms of an employment agreement (the "Davis Agreement") effective February 1, 2001, at an annual base salary of $225,000 and thereafter increasing by 10% per annum. The Davis
         Agreement may be terminated by the Company or by Mr. Davis with six months written notice. The Davis Agreement provides for the grant of 11,667 options on January 31, 2002, 2003 and 2004. Mr. Davis is also eligible to receive an annual bonus of at least twenty-five (25) percent of his annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain hostile fundamental changes in the Company, as set forth in the Company's policies , Mr. Davis will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence in addition to his employment contract severance equal to up to 12 months base salary following termination of employment agreement. The Davis Agreement provides for the non-disclosure by Mr. Davis of confidential information acquired by him in the context of his employment with the PA Bank and the Company.

         In the event of certain hostile fundamental changes, all senior officers of the Company and the Banks are entitled to receive payments equal to two times such officers annual base salary in the event they determine not to continue their employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning the awards of options to purchase common stock made to the named executive officers during fiscal year 2003:


                     Number of Securities  Percent of Total Options    Exercise
                      Underlying Options     Granted to Employees        Price       Expiration        Grant Date
       Name               Granted (#)           in Fiscal Year          $/Share         Date      Present Value ($)(1)
  ____________________________________________________________________________________________________________________
Harry D. Madonna            17,000                   9.36%               12.13         1/1/14            $75,140

Robert. D. Davis            11,667                   6.42%               12.13         1/1/14            $51,568

Louis J. DeCesare           14,500                   7.98%               11.31         1/1/14            $59,740

Paul Frenkiel                 --                      --                  --             --                --

Edward C. Haluska           15,000                   8.26%               6.50          1/1/13            $35,550

________________

(1) The present value is computed using the Black-Scholes option pricing model, which is a method of calculating the hypothetical value of the options on the date of grant. The following assumptions were used in calculating the Black-Scholes values: expected time of exercise of 5 years; risk-free interest rate of 3.24%; assumed annual volatility of underlying shares of 35.29%; dividend yield of 0% and vesting of all shares.

         Options were granted at an exercise price equal to the closing market price of the Company's common stock on the date of grant. All options are fully vested, except that those granted to Mr. DeCesare vest as follows: 6,500 upon issuance, 4,000 on January 1, 2005 and 4,000 on January 1, 2006, and the options issued to Mr. Haluska shall vest as follows: 10,000 upon issuance and 5,000 on January 1, 2005. Options have a ten year term, subject in certain cases to earlier expiration following termination of employment.

                  AGGREGATE OPTION EXERCISES FOR THE YEAR ENDED
               DECEMBER 31, 2003 AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning the exercise of stock during fiscal year 2003 by each of the named executive officers and the number and value of unexercised options held by those officers at the end of the fiscal year 2003:


                                                    No. of  Securities           Value of Unexercised,
                                                 Underlying Unexercised         In-the-Money Options
                                                  Options at FY-End (#)      Held at Fiscal Year End (1)
                                             ___________________________________________________________________
                      Shares
                    Acquired on     Value
Name               Exercise (#) Realized ($)    Exercisable    Unexercisable  Exercisable     Unexercisable
_______________    __________________________ ______________ __________________________________________________
Harry D. Madonna       69,886     $334,054         203,671           --       $1,478,925              --

Robert D. Davis            --           --          99,001           --          666,981              --

Louis J. DeCesare          --           --          11,750        8,750           47,900          $5,535

Paul Frenkiel              --           --          30,000           --          258,900              --

Edward C. Haluska          --           --          35,000        5,000          224,600          28,450

________________

(1)      Based upon $12.19, the closing price per share on December 31, 2003.

                      Equity Compensation Plan Information

The following table sets forth information as of December 31, 2003, with respect to the shares of common stock that may be issued under the Company's existing equity compensation plans.

                                  (a)                           (b)                      (c)
--------------------------------------------------------------------------------------------------------------------
Plan category                      Number of securities to      Weighted-average         Number of securities
                                   be issued upon exercise      exercise price of        remaining available for
                                   of outstanding options,      outstanding options,     future issuance
                                   warrants and rights          warrants and rights      (excluding securities
                                                                                         reflected in column (a))
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders:
Amended and Restated Stock
Option Plan and Restricted Stock
Plan                                 744,135                          $  5.70                        0
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders:
--------------------------------------------------------------------------------------------------------------------
Incentives to acquire new
employees (1)                         46,000                          $ 10.70                        0
--------------------------------------------------------------------------------------------------------------------
Total                                790,135                          $  5.99                        0
--------------------------------------------------------------------------------------------------------------------

(1) Inducement grants issued as a condition to obtain employment, issued at market price of the stock on grant date, with 10 year terms and various vesting schedules.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of the reports by it, the Company believes that all filings required to be made by Reporting Persons for the period from January 1, 2003 through December 31, 2003 were made on a timely basis.

Code of Ethics

         The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company's Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code.

         A copy of the Company's Code of Ethics is available on the Company's website a www.rfbkonline.com.

Stock Performance Graph

         The following line graph compares the yearly percentage change in the cumulative stockholder return on the Company's common stock to the NASDAQ Market Index and the SNL Bank Index over the five-year period beginning December 31, 1998, and ending December 31, 2003. Cumulative stockholder return has been measured on a weighted-average basis based on market capitalizations of the component companies comprising the peer group index at the close of trading on the last trading day preceding the beginning of each year assuming an initial investment of $100 and reinvestment of dividends.

                            Total Return Performance


                                [GRAPH OMITTED]



                                                                   Period Ending
                                  ----------------------------------------------------------------------------------
Index                                12/31/1998    12/31/1999   12/31/2000    12/31/2001    12/31/2002   12/31/2003
--------------------------------------------------------------------------------------------------------------------
Republic First Bancorp, Inc.                100         54.35        39.29         51.75         68.11        127.7
NASDAQ - Total US                           100        185.95       113.19         89.65         61.67         92.9
SNL Bank Index(1)                           100         96.92       114.46        115.61        106.01          143



________________

(1)         Represents  Banks Traded on the New York,  Nasdaq and American Stock
            Exchanges.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the stock performance graph set forth above and the following reports shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed to be filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Audit Committee Report to Shareholders

         Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report:

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of 3 directors, each of whom is independent as defined by the Nasdaq Stock Market. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with management and the independent accountant and reviewed the Annual Report on Form 10-K. The Audit Committee has discussed with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent accountant the independent accountant's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the disclosures and representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                            Respectfully submitted,

                                            Steven J. Shotz
                                            Kenneth J. Adelberg
                                            William W. Batoff

Report of the Compensation and Option Committee

         The Compensation Committee and Option Committee ("the Committee") is responsible for reviewing the Company's compensation philosophy and programs and exercises oversight with respect to the payment of annual salary, bonuses, and stock-based incentives to directors and officers, and also exercises authority with respect to the administration of the stock incentive plans of the Company.

Compensation Philosophy and Practice

         The Committee believes that leadership and motivation of the Company's employees is critical to the continued success of the Company. In support of this philosophy, the Committee structures its compensation programs to achieve the following objectives:

o offer compensation opportunities that attract and retain exceptionally talented individuals, motivate individuals to perform at their highest levels, and reward achievements that further the business strategy of the Company.

o link a significant portion of an executive's total compensation to the annual and long term financial performance of the Company and the creation of stockholder value.

o encourage executives to manage from the perspective of persons with ownership interests in the Company.

         The Committee utilizes a formal executive incentive program under which achievement of specific net income, profit, quality and growth of assets are set early in the year are considered when making compensation decisions. In reviewing the performance of executive officers whose compensation is detailed in this proxy statement other than Harry D. Madonna, the Company's Chief
Executive  Officer,  the  Committee  also  takes into  account  the views of Mr.
Madonna. The Committee determines the compensation of the Chief Executive Officer without his participation.

Executive Officer Compensation Program.

Base Salary. Base salary compensation is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity, revenues and growth potential taking into account the caliber and level of experience of management.

Annual Bonus Compensation. The Company's executive officers are eligible for an annual cash bonus. Early in the year, the Committee establishes Company performance standards. During the past fiscal year, the corporate performance standards were based on growth in net income, commercial loans and increasing the quality of the Company's assets.

Management Stock Ownership. Under the Company's Amended and Restated Stock Option Plan and Restricted Stock Plan, stock options and shares of restricted stock may be granted to the executive officers and other key employees of the Company. The Committee believes that it is important for the Company's executive officers to hold significant levels of stock ownership in order to align the interests and objectives for the executive officers with those of the Company's other stockholders. Furthermore, the Committee believes that awards under the Amended and Restated Stock Option Plan and Restricted Stock Plan provide incentives for improving the long-term performance of the Company and help retain superior talent in the Company's senior management. The Committee awards stock options and restricted shares, and determines the size of stock option and restricted share awards based on similar factors as are used to determine the base salaries and annual bonus amounts, including comparative compensation data.

Chief Executive Officer Compensation

In determining the compensation of the Company's Chairman and Chief Executive Officer, Harry D. Madonna, the Committee considered the demonstrated leadership he brings to the Company and the performance of the Company during the last fiscal year as measured against the Company performance standards established by the Committee and other factors deemed relevant by the Committee. Specifically, the Committee considered the achievement of the net income target for the Delaware Bank and the Company's short-term loan program, the reduction in the amount of classified assets, the collection of problem loans, the retention of key personnel, the development of a quality senior management team, the growth in the dollar amount of commercial loans and increasing shareholder value. After comparing the Company's performance against the foregoing criteria, the Committee concluded that, with the exception of achieving targeted consolidated net income for the Company, Mr. Madonna met or exceeded all criteria and increased the Company's stock price by eighty-eight percent (88%). In light of these factors, the Committee awarded a cash bonus of $82,500 to Mr. Madonna during 2003, which was the minimum amount permitted.

                                         Respectfully submitted


                                         The Compensation and Option Committee

                                         Harris Wildstein
                                         Steve J. Shotz

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of March 16, 2004, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission and the Company's stock transfer records, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding common stock. The following table also sets forth, as of such date, the beneficial ownership of the Company's common stock by all officers and directors, individually and as a group.

                                                     Amount and Nature
                                                       of Beneficial             Percentage
Name and Address of Beneficial Owner (1)               Ownership (2)            of Class (2)
Harry D. Madonna                                        430,434 (3)                 6.4%
Kenneth J. Adelberg                                     300,933 (4)                 4.6%
William W. Batoff                                        78,576 (5)                 1.2%
Robert J. Coleman                                       100,000                     1.5%
Neal I. Rodin                                           113,299 (6)                 1.7%
Steven J. Shotz                                         253,051 (7)                 3.8%
Harris Wildstein, Esq.                                  514,379 (8)                 7.8%
Robert D. Davis                                         100,501 (9)                 1.5%
Louis J. DeCesare                                        20,500 (10)                  *
Edward C. Haluska                                        40,425 (11)                  *
Paul Frenkiel                                            64,000 (12)                  *
Lyle W. Hall, Jr.                                        10,000                       *
Barry L. Spevak                                           2,070                       *
Miller & Jacobs Capital, LLC                            506,200 (13)                 **
P.O. Box 26039 Gallows Bay Station
Christiansted, St. Croix, USVI 00824

All directors and executive officers as a group       2,028,168 (00)                28.1%
(14 persons)

_____________________

* Represents less than 1% of the issued and outstanding shares.

**     Not included in totals.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.




                                       16

(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. As of March 16, 2004 there were 6,533,238.

(3) Includes 203,671 shares of common stock subject to options which are currently exercisable.

(4) Includes 59,320 shares of common stock issuable upon exercise of options which are currently exercisable. Does not include 94,382 shares of common stock owned by family members for which he disclaims beneficial ownership.

(5) Includes 10,100 shares of common stock subject to options granted to Mr. Batoff which are currently exercisable.

(6) Includes 9,100 shares of common stock issuable upon exercise of options which are currently exercisable.

(7) Includes 122,860 shares of common stock issuable upon exercise of options which are currently exercisable.

(8) Includes 56,500 shares of common stock issuable upon exercise of options which are currently exercisable.

(9) Includes 99,001 shares of common stock issuable upon exercise of options which are currently exercisable.

(10) Includes 20,500 shares of common stock issuable upon exercise of options which are exercisable.

(11) Includes 40,000 shares of common stock issuable upon exercise of options which are exercisable.

(12) Includes 30,000 shares of common stock issuable upon exercise of options which are currently exercisable.

(13) Pursuant to a Schedule 13G/A filed with the SEC on February 13, 2004, over which Jeffrey A. Miller and Eric D. Jacobs share voting and investment power.

Certain Relationships and Related Transactions

      Certain of the directors of the Company and/or their affiliates have loans outstanding from the PA Bank. All such loans were made in the ordinary course of the PA Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.

Mr. Madonna, the Chairman of the Company, President and Chief Executive Officer of the Company and the DE Bank, is also "Of Counsel" to the law firm of Spector Gadon & Rosen, P.C., Philadelphia, PA (the "Law Firm"). Mr. Madonna receives a salary from the Law Firm. In addition, the Company and the PA Banks utilize the services of the Law Firm for certain legal matters. Rates charged by the Law Firm to the Company and the Banks are consistent with the rates charged by the Law Firm to other clients.

Principal Accounting Fees and Services

      The following table presents fees for professional audit services by Grant Thornton LLP for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by Grant Thornton LLP.

                                      2003              2002


Audit Fees:                        105,144            71,376


Audit-Related Fees:                      -                 -


Tax Fees:                           28,528            14,000


All Other Fees:                          -                 -

                     ----------------------------------------

Total Fees                         133,672            85,376
                     ========================================



Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

All Other Fees consist of fees billed for products and services provided by the principal accountant, other than those services described above.

Audit Committee Pre-Approval Procedures

         The Audit Committee meets with our independent auditors to approve the annual scope of accounting services to be performed and the related fee estimates. The Audit Committee also meets with the Company's independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to the Company's earnings announcements, to review the results of their work. During the course of the year, the chairman of the committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The chairman reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent auditors update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During fiscal 2003, all audit and non-audit services performed by Grant Thornton for the Company were pre-approved by the Audit Committee in accordance with the foregoing procedures.

Shareholder Proposals and Nominations for the 2005 Annual Meeting

      Any shareholder who intends to present a proposal for consideration at the Company's 2005 Annual Meeting of Shareholders must submit her or his proposal to the Company no later than November 23, 2004 in order to have the Company consider the inclusion of such proposal in the Company's 2005 proxy and proxy statement relating to the 2005 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

      Any shareholder who intends to present a proposal for consideration at the Company's 2005 annual meeting of shareholders must deliver written notice to the Company's corporate secretary no later than November 23, 2004. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

      Nominations for election to the Board of Directors at the 2005 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 2005 Annual Meeting of Shareholders. Such nominations must be addressed as follows: Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Nominations for the 2005 Annual Meeting must be received by the Corporate Secretary no later than November 23, 2004 and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Company; and (v) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.

Annual Report And Form 10-K

      The Company will provide without charge to each shareholder of the Company, upon receipt of a written request, a full copy of the Company's Annual Report and Form 10-K for the year ended December 31, 2003, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that as of March 16, 2004, the requesting party was a beneficial owner of the Company's common stock.

Other Matters

      Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the Bylaws.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                            By Order of the Board of Directors,





                                            Robert A. Dobie,
                                            Senior Vice President,
                                            and Corporate Secretary

March 26, 2004

                          Republic First Bancorp, Inc.

                             Audit Committee Charter

Statement of Policy

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Republic First Bancorp, Inc. (the "Company") is to:

o    assist the Board in its  oversight of (i) the  integrity  for the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks;

o decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and

o prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement.

Composition

There shall be a committee of the board of directors to be known as the Audit Committee. The Audit Committee ("Committee") shall be composed of at least three members, each of whom must be "independent" under the rules of the Nasdaq Stock Market and under Section 401 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules promulgated thereunder. Each member of the audit committee (i) must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, (ii) must not accept (except in his or her capacity as a member of the Committee, the Board or any other Board committee) directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, other than fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service), and (iii) must not participate in the preparation of the financial statements of the company or any current subsidiary of the company. In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication.

Structure and Operations

The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board, summarizing the Committee's actions and any significant issues considered by the Committee.

Duties and Responsibilities

The following are the duties and responsibilities of the committee:

o Meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee must meet separately with the independent auditors and the Company's management at least once each fiscal quarter.

o Decide whether to appoint, retain or terminate the Company's independent auditors and pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors (including resolving disagreements between management and the auditor regarding financial reporting).

o Decide whether to appoint and retain and be directly responsible for the compensation and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged by the Company to perform audit, review or attest services for the Company or its consolidated entities.

o Obtain from the independent auditors in connection with any audit report filed with the SEC, a report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule or unadjusted differences.

o Discuss with management and the independent auditors the company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Controls and Procedures," and discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies and material weaknesses exist in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information or whether any fraud has occurred, whether or not material, that involves management or other employees who have a
     significant   role  in  the  Company's   internal  control  over  financial
     reporting.

o Discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

o Discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management.

o Review with management and, as appropriate, the independent auditors periodically, on at least an annual basis: (i) the independent auditors' annual audit scope, risk assessment and plan, (ii) the form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards, and
     (iii) comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

o Review the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and to assess compliance with these procedures.

o Review and assess compliance with the policies governing the hiring by the Company of any current or former employee of the Company's independent auditors to ensure that no former employee of the independent auditors who was a member of the company's audit engagement team undertakes a financial reporting oversight role at the Company within one year of the date of the commencement of procedures for a review or audit.

o Obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with
     Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

o Discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the board or management.

                          REPUBLIC FIRST BANCORP, INC.

                          NOMINATING COMMITTEE CHARTER

Overview

         The primary purpose of the Nominating Committee (the "Committee") is to provide oversight on the broad range of issues surrounding the composition and operation of the Company's Board of Directors (the "Board"), including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of shareholders, and to fill vacancies occurring between annual shareholder meetings. The Committee's goal is to assure that the composition, practices and operation of the Board contribute to value creation and effective representation of the Company's shareholders. The Committee shall have the leadership role in identifying and evaluating candidates for membership on the Board and evaluating the performance of members of the Board.

Membership

         The Committee shall be comprised of at least two Directors. All members of the Committee shall be affirmatively determined by the Board to be "independent directors" as that term is defined under the NASDAQ rules and regulations and applicable law ("Independent Directors").

Structure and Operations

         The  Board  shall   designate  one  member  of  the  Committee  as  its
chairperson. The Committee shall meet at least twice a year, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board, summarizing the Committee's actions and any significant issues considered by the Committee.

Duties and Responsibilities

         The Committee shall have the following duties and responsibilities:

o Identify individuals qualified to become Board members and recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders.

o In the case of a vacancy in the office of a director, including a vacancy created by an increase in the size of the Board, recommend to the Board an individual to fill such vacancy through appointment by the Board and, if necessary, make a recommendation to the Board as to the class of directors in which the individual should serve.

o Evaluate each individual or nominee identified by or recommended to the Committee based on the selection criteria provided herein and other criteria deemed relevant by the Committee, and provide to the Board the Committee's assessment of whether each individual or nominee would be an Independent Director.

o Review periodically as it deems appropriate, but at least annually, the standards to be applied by the Board in making determinations as to whether a director should be deemed an Independent Director, recommend to the Board any modifications to such standards that the Committee deems desirable, and provide to the Board the Committee's assessment on which directors should be deemed Independent Directors under the then-current standards and under any recommended modifications to the standards.

o Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee), recommend that the Board appoint the identified member or members to the respective committee, and recommend to the Board any member of a committee that should be removed from such committee.

o Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof and the establishment of any new committees of the Board that the Committee believes to be necessary or desirable.

o Conduct annually an evaluation of the performance of each of the members of the Board in such manner as the Committee deems appropriate and, through its chairperson, communicate this evaluation to the full Board.

o Review the continuation on the Board of any director who has tendered a letter of proposed retirement or resignation from the Board and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed retirement or resignation or request that the director continue to serve.

Selection Criteria

         The Committee shall evaluate director candidates with a view to the candidate's background and experience and the candidate's ability to represent the Company's shareholders as a whole. Qualities considered by the Committee in assessing director candidates may include the following:

o         The  ability  to  understand  the  business,   financial  affairs  and
          complexities of the Company and the Company's business.

o A proven record of competence and accomplishments through leadership in industry, education, profession and government.

o A willingness and ability to spend the necessary time required to function effectively as a director.

o An open-minded approach to matters and the resolve to independently analyze matters presented for consideration.

o         A genuine interest in representing the Company and its shareholders.

o         A reputation for honesty and integrity.

Delegation to Subcommittee

         The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee consisting of one or more members of the Committee.

Resources and Authority

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without having to seek approval by the Board or the Company's management. Each Committee member shall have full access to all members of the Company's management.

Mark your votes as indicated in this example [X]

                                REVOCABLE PROXY
                    REPUBLIC FIRST BANCORP, INC. COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The   undersigned   shareholder  of  Republic  First  Bancorp,   Inc.  (the
"Corporation") hereby constitutes and appoints Paul A. Verdi and Maria L. Oliveri, or either of them the lawful attorneys and proxies of the undersigned both with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Company's common stock held of record by the undersigned on March 16, 2004 at the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 27 2004, at 4:00 p.m., Philadelphia Time, at The Union League of Philadelphia, Broad & Sansom Streets, Philadelphia, PA 19102 and at any adjournments or postponements thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1). IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTER IN THEIR SOLE DISCRETION. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.


(1) Election of Directors:
                           [ ] FOR all nominees        [ ]  WITHHOLD AUTHORITY
                                              [ ] For all Except
Lyle W. Hall, Jr.,
Neal I. Rodin,
Steven J. Shotz,
Barry L. Spevak

(Instruction: to withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the spece provided below):



     Please complete, date and sign this proxy on the reverse side and mail without delay in the enclosed envelope.

     NOTE: Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees, and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.


     Receipt of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 26, 2004 is hereby acknowledged.



Please be sure to sign and date         Date _____________________
this Proxy in the box below.


__Stockholder sign above__________Co-holder (if any) sign above________




  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _  _

   Detach above card, sign, date and mail in postage paid envelope provided.

                          REPUBLIC FIRST BANCORP, INC.

________________________________________________________________________________
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY.
________________________________________________________________________________





IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

__________________________________________
__________________________________________
__________________________________________